Exhibit 99.02

BEFORE THE CORPORATION COMMISSION OF OKLAHOMA

IN THE MATTER OF THE APPLICATION OF                                                                                          )
OKLAHOMA GAS AND ELECTRIC COMPANY                                                                                  )
FOR AN ORDER OF THE COMMISSION                                                                                                 )   CAUSE NO. PUD 201000029
GRANTING PRE-APPROVAL OF DEPLOYMENT                                                                                   )
OF SMART GRID TECHNOLOGY IN OKLAHOMA                                                                                )
AND AUTHORIZATION OF A RECOVERY RIDER                                                                                  )
AND REGULATORY ASSET                                                                                                                       )

JOINT STIPULATION AND SETTLEMENT AGREEMENT

I.           Introduction

The undersigned parties believe it is in the public interest to effectuate a settlement of the issues in Cause No. PUD 201000029.

Therefore, the undersigned parties to this Cause present the following Joint Stipulation and Settlement Agreement (“Joint Stipulation”) for the Oklahoma Corporation Commission’s (“Commission”) review and approval as their compromise and settlement of all issues in this proceeding between the parties to this Joint Stipulation (“Stipulating Parties”).  The Stipulating Parties represent to the Commission that the Joint Stipulation represents a fair, just, and reasonable settlement of these issues, that the terms and conditions of the Joint Stipulation are in the public interest, and the Stipulating Parties urge the Commission to issue an Order in this Cause adopting this Joint Stipulation.

The Stipulating Parties agree that the Commission has jurisdiction with respect to the issues presented in this proceeding by virtue of Article IX, §18 et seq. of the Oklahoma Constitution, 17 O.S. §152, 17 O.S. §286(C), the Commission’s Rules of Practice (OAC 165:5), and the Commission’s Electric Utility Rules (OAC 165:35).

It is hereby stipulated and agreed by and between the Stipulating Parties as follows:

II.           Stipulated Facts

A.           On July 24, 2009, the Commission issued its Final Order No. 569281 in Cause No. 200800398.  In its Order, the Commission authorized Oklahoma Gas and Electric Company (“OG&E” or “Company”) to proceed with implementation of OG&E’s Smart Grid program in Norman, Oklahoma, following a test program in northwest Oklahoma City, Oklahoma.

B.           On August 6, 2009, OG&E filed an Application with the United States Department of Energy (“DOE”) seeking a federal grant for the Company’s Positive Energy® SmartPower Project to develop a Smart Grid program under DOE’s Smart Grid funding

Joint Stipulation & Settlement Agreement
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guidelines.  On October 27, 2009, the Company received Notification of Selection for Smart Grid Investment Grant – Funding Opportunity Announcement (FOA) DE – FOA – 0000058, Control # 09 – 0111, Project Title: Positive Energy Smart Power Program – Total 3 Year Project, Topic Area: Integrated and/or Crosscutting Systems.  Following negotiations with DOE officials, OG&E received final funding authorization on December 29, 2009, in the amount of $130,000,000.

C.           In order to qualify to receive the full amount of funding from DOE, OG&E committed, during the negotiation with DOE and contingent upon the approval of this Commission, to expend a total of $357,400,000 during a three-year period ending December 29, 2012, for a system-wide deployment of Smart Grid components. Included in this commitment are the costs authorized by the Commission for implementation of the Smart Grid program in Norman, Oklahoma.

           D.           On March 15, 2010, OG&E filed an Application in this Cause and simultaneously submitted the prefiled Direct Testimony of Company witnesses.  The relief requested by the Company in the Application included: (i) a Commission Order finding that deployment of the next phase of the Smart Grid project, as described in the testimony, is preapproved, a prudent investment and used and useful when placed in service; (ii) Commission approval of the Smart Grid Recovery Rider proposed by the Company; and (iii) Commission authority to establish a regulatory asset or regulatory assets for certain costs.

          E.            On May 21, 2010, the Commission Public Utility Division and the Oklahoma Industrial Energy Consumers submitted Responsive Testimony and the Office of the Attorney General submitted a Statement of Position.

          F.             On May 27, 2010, the Parties to the Cause conducted a Settlement Conference that resulted in this Joint Stipulation.

III.           Settlement Agreement

A.           The Stipulating Parties request that the Commission issue an order granting pre-approval of OG&E’s system-wide Smart Grid deployment as requested in its Application and the direct testimony of the Company’s witnesses, except as modified by this Joint Stipulation (“Smart Grid Deployment”) and finding that the Smart Grid Deployment is a prudent investment and, when constructed and placed in service, will be used and useful to OG&E’s customers. In addition, except as otherwise provided in this Joint Stipulation, the Stipulating Parties request that the Commission authorize the recovery of costs associated with OG&E’s Smart Grid Deployment through a recovery rider (“Smart Grid Rider” or “SGR”), which is attached hereto as Stipulation Exhibit 1, which will become effective in accordance with the order approving this Joint Stipulation and Commission Rules.  The annual revenue requirement for the SGR includes a rate of return (“ROR”) on rate base and recovery of O&M expense, depreciation, property tax, and the amortization of a regulatory asset.  Federal and state income taxes are then added to the ROR.

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Cause No. PUD 201000029

B.           The Stipulating Parties agree that the SGR is designed to collect, on a levelized basis, the revenue requirement associated with the estimated project cost of $357.4 million and shall be subject to a true up in 2014 after the SGR expires, including a true up for project costs in excess of $357.4 million but less than the Smart Grid Cost as defined below.  Any over/under recovery remaining will be passed or credited through the FCA to the service levels defined in the SGR.

C.           The Stipulating Parties agree that OG&E’s total recovery related to project costs (“Smart Grid Cost”) shall be capped at $366.4 million expended or accrued by OG&E prior to the termination of the period authorized by DOE as eligible for grant funds, inclusive of the DOE grant award amount as referenced in OG&E’s direct testimony and the credit provided in Section III(F) below.  The Smart Grid Cost represents the projected cost of $357.4 million plus a 2.5% variance allowance.  The Stipulating Parties further agree that Smart Grid Cost represents an investment that is fair, just and reasonable and in the public interest and is deemed prudent and will be included in the revenue requirement in OG&E’s 2013 general rate case and will be allocated in the same manner as the SGR.

D.           The Stipulating Parties agree that to the extent OG&E’s total expenditure exceeds the Smart Grid Cost, OG&E shall be entitled to offer evidence and seek to establish that the excess above the Smart Grid Cost was prudently incurred and any such contention shall be addressed in the 2013 OG&E rate case.

E.           The Stipulating Parties agree that OG&E shall, beginning January 1, 2011, make the Smart Grid web portal available to all customers having a smart meter.  OG&E shall expend no less than $2.3 million to educate customers regarding the best use of the information available on the portal.  In addition, OG&E shall make available to all customers who do not have internet access the opportunity to receive a monthly Home Energy Report. This report shall be made available, free of charge, to customers eligible for the Company’s LIHEAP and/or Senior Citizen program who are without internet service.

F.           The Stipulating Parties acknowledge that OG&E has projected certain Operation and Maintenance (“O&M”) cost reductions that the Company expects to experience because of the Smart Grid Deployment; and as part of this Joint Stipulation, OG&E guarantees that customers will receive the benefit of those reductions as a credit to the SGR.  These credits shall be in the amounts shown in Exhibit HM -1, line 15, of the Direct Testimony of Mr. Howard Motley and credited through the life of the SGR as set out in Stipulation Exhibit 1.

G.           The Stipulating Parties further agree that:
1.           a regulatory asset shall be established to capture Smart Grid O&M costs incurred during 2009 and prior to the implementation of the SGR (“O&M Regulatory Asset”).  The amortization of the O&M Regulatory Asset is included in the revenue requirement recovered through the SGR.
2.           a regulatory asset shall be established to capture the stranded costs associated with the existing meters that will be retired due to the installation of smart meters (“Stranded Meter Regulatory Asset”) as

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described in the Direct Testimony of Mr. Howard Motley.  The Stranded Meter Regulatory Asset will accumulate during the Smart Grid Deployment and recovery of the stranded costs will be included in future rate cases.  In the 2011 rate case, the June 30, 2011, Stranded Meter Regulatory Asset balance will be included in rate base.  The test year of the 2013 rate case will be calendar year 2012 and the Stranded Meter Regulatory Asset balance at December 31, 2012, will be included in rate base.  Additionally, in the 2013 rate case, the Company shall be authorized to recover the remaining balance of the Stranded Meter Regulatory Asset over six years beginning January 2014.
3.           a regulatory asset shall be established to capture the actual costs associated with the web portal related activities described in Paragraph E, above,  in an amount not to exceed $ 6.9 million (“Web Portal Regulatory Asset”).  The Web Portal Regulatory Asset will accumulate beginning with the effective date of an order adopting this Joint Stipulation and ending December 31, 2013.  In the 2013 rate case, the Company will be authorized to earn a return on and recovery of the Web Portal Regulatory Asset amortized over six years.

H.           The Stipulating Parties agree that the Smart Grid Cost proposed by OG&E in this proceeding represents the expenditures necessary to operate and maintain the Smart Grid Deployment in Oklahoma for the benefit of Oklahoma customers.  However, if this Joint Stipulation is approved by the Commission, OG&E will file an application with the Arkansas Public Service Commission in 2010 requesting pre-approval and a recovery rider for the costs of deploying the Smart Grid for the benefit of its Arkansas customers.  If the Arkansas Public Service Commission approves the Company’s application, those expenditures that are necessary for the Oklahoma Smart Grid Deployment and useful in the Arkansas smart grid deployment will be allocated between the two jurisdictions, as determined in the OG&E 2013 rate case, thereby lowering the costs recovered from Oklahoma ratepayers.

I.           The Stipulating Parties agree that OG&E shall evaluate the feasibility of implementing an hourly-differentiated fuel adjustment clause and address the implementation of such a clause in its 2011 rate case.  The Stipulating Parties further agree that a public workshop shall be held at the Commission before March 31, 2011, for the purpose of considering the implementation of such a clause.

J.           The Stipulating Parties agree that OG&E shall provide the Public Utility Division of the Commission with periodic reports regarding complaints and customer input received by the Company related to Smart Grid Deployment.

K.          The Stipulating Parties agree that OG&E shall consult with the Public Utility Division with respect to the 2011 demand response study discussed in the Direct Testimony of Mr. Kenneth Grant at page 12, lines 23-28.  OG&E further agrees to provide the Public Utility Division the results of both the 2010 and 2011 demand response studies.

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Cause No. PUD 201000029

IV.           General Reservations

The Stipulating Parties represent and agree that, except as specifically provided:

A.    Negotiated Settlement.  This Joint Stipulation represents a negotiated settlement for the purpose of compromising and resolving the issues presented in this Cause.

B.           Authority to Execute.  Each of the undersigned counsel of record affirmatively represents to the Commission that he or she has fully advised his or her respective clients(s) that the execution of this Joint Stipulation constitutes a resolution of issues which were raised in this proceeding; that no promise, inducement or agreement not herein expressed has been made to any Stipulating Party; that this Joint Stipulation constitutes the entire agreement between and among the Stipulating Parties; and each of the undersigned counsel of record affirmatively represents that he or she has full authority to execute this Joint Stipulation on behalf of his or her client(s).

C.           Balance/Compromise of Positions.  The Stipulating Parties stipulate and agree that the agreements contained in this Stipulation have resulted from negotiations among the Stipulating Parties.  The Stipulating Parties hereto specifically state and recognize that this Joint Stipulation represents a balancing of positions of each of the Stipulating Parties in consideration for the agreements and commitments made by the other Stipulating Parties in connection therewith.  Therefore, in the event that the Commission does not approve and adopt all of the terms of this Joint Stipulation, this Joint Stipulation shall be void and of no force and effect, and no Stipulating Party shall be bound by the agreements or provisions contained herein.  The Stipulating Parties agree that neither this Joint Stipulation nor any of the provisions hereof shall become effective unless and until the Commission shall have entered an Order approving all of the terms and provisions as agreed to by the parties to this Joint Stipulation.

D.           Admissions and Waivers.  The Stipulating Parties agree and represent that the provisions of this Joint Stipulation are intended to relate only to the specific matters referred to herein, and by agreeing to this settlement, no Stipulating Party waives any claim or right which it may otherwise have with respect to any matters not expressly provided for herein.  In addition, none of the signatories hereto shall be deemed to have approved or acquiesced in any ratemaking principle, valuation method, cost of service determination, depreciation principle or cost allocation method underlying or allegedly underlying any of the information submitted by the parties to this Cause and except as specifically provided in this Joint Stipulation, nothing contained herein shall constitute an admission by any Stipulating Party that any allegation or contention in this proceeding is true or valid or shall constitute a determination by the Commission as to the merits of any allegations or contentions made in this proceeding.

E.    No Precedential Value.  The Stipulating Parties agree that the provisions of this Joint Stipulation are the result of negotiations based upon the unique circumstances currently represented by the Applicant and that the processing of this Cause sets no precedent for any future causes that the Applicant or others may file with this Commission.  The Stipulating Parties further agree and represent that neither this Joint Stipulation nor any Commission order

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Cause No. PUD 201000029

approving the same shall constitute or be cited as precedent or deemed an admission by any Stipulating Party in any other proceeding except as necessary to enforce its terms before the Commission or any court of competent jurisdiction.  The Commission’s decision, if it enters an order approving this Joint Stipulation, will be binding as to the matters decided regarding the issues described in this Joint Stipulation, but the decision will not be binding with respect to similar issues that might arise in other proceedings.  A Stipulating Party’s support of this Joint Stipulation may differ from its position or testimony in other causes.  To the extent there is a difference, the Stipulating Parties are not waiving their positions in other causes.  Because this is a stipulated agreement, the Stipulating Parties are under no obligation to take the same position as set out in this Joint Stipulation in other dockets.

F.    Discovery.  As between and among the Stipulating Parties, any pending requests for information or discovery and any motions that may be pending before the Commission are hereby withdrawn.

WHEREFORE, the Stipulating Parties hereby submit this Joint Stipulation and Settlement Agreement to the Commission as their negotiated settlement of this proceeding with respect to all issues raised within the Application filed herein by Oklahoma Gas And Electric Company or by Stipulating Parties to this Cause, and respectfully request the Commission to issue an Order approving the recommendations of this Joint Stipulation and Settlement Agreement.

PUBLIC UTILITY DIVISION
OKLAHOMA CORPORATION COMMISSION

Dated: 05/27/2010	By: /s/ Brandy L. Wreath
Brandy L. Wreath
Deputy Director

OKLAHOMA GAS AND ELECTRIC COMPANY

Dated: 05/27/2010	By: /s/ William J. Bullard
William J. Bullard

OKLAHOMA OFFICE OF THE ATTORNEY GENERAL

Dated: 05/27/2010	By: /s/ William L. Humes
William L. Humes

Joint Stipulation & Settlement Agreement
Cause No. PUD 201000029

OKLAHOMA INDUSTRIAL ENERGY CONSUMERS

Dated: 05/27/2010	By: /s/ Thomas P. Schroedter
Thomas P. Schroedter

OG&E SHAREHOLDERS ASSOCIATION

Dated: 05/27/2010	By: /s/ Jack G. Clark, Jr.
Jack G. Clark, Jr.

STIPULATION EXHIBIT 1
OKLAHOMA GAS AND ELECTRIC COMPANY	1st Revised Sheet No. 52.00
P.O. Box 321	Replacing Original Sheet No. 52.00
Oklahoma City, OK 73101	Date Issued XXXX xx, 2010

STANDARD PRICING SCHEDULE: SGR	STATE OF OKLAHOMA
SMART GRID RIDER

EFFECTIVE IN: All territory served.

PURPOSE: Recover the annual revenue requirement associated with the Positive Energy® Smart Grid Program which includes guaranteed O&M reductions resulting from deployment of Smart Grid technology.

APPLICABILITY: Applicable to all customers taking service at Service Levels (SL) 3, 4, & 5.

SMART GRID RIDER FACTOR (SGRF) CALCULATIONS: The following formula for the SGRF calculates the charges on a per kilowatt-hour (kWh) basis for each of the major rate classes and the combined minor rate classes (Other).

SGRF Class =	(A – B) * C	; ($ per kWh)
D
      Where:
Major Rate Classes = Residential, General Service, Power and Light, and Large Power and Light.

Combined Minor Rate Classes (Other) = Municipal Lighting + Municipal Pumping + Outdoor Security Lighting + Public Schools (demand and non-demand) + Oil and Gas Producers.

A = Smart Grid Rider “Levelized” Revenue Requirement
The revenue requirement will be based on the Rate of Return (adjusted for income taxes) and Distribution Demand allocator approved in OG&E’s most recent general rate case. The revenue requirement will be based on the capped Smart Grid expenditures that are not recovered in existing rates or riders.

2010	2011	2012	2013
$ 14,538,271	$ 32,612,554	$ 44,092,219	$ 52,118,839

B = Guaranteed O&M Reductions
The “Levelized” Revenue Requirement (A) will be reduced by the following O&M reductions resulting from Smart Grid technology:

2010	2011	2012	2013
$171,396	$3,583,566	$6,689,943	$11,756,752

Rates Authorized by the Oklahoma Corporation Commission:			Public Utilities Division Stamp
(Effective)	(Order No.)	(Cause/Docket No.)
XXXXX x, 2010	xxxxx	PUD 201000xxx

STIPULATION EXHIBIT 1
OKLAHOMA GAS AND ELECTRIC COMPANY	1st Revised Sheet No. 52.01
P.O. Box 321	Replacing Original Sheet No. 52.01
Oklahoma City, OK 73101	Date Issued XXXX xx, 2010

STANDARD PRICING SCHEDULE: SGR	STATE OF OKLAHOMA
SMART GRID RIDER

C = Applicable Distribution Demand Allocator Percentage

Class (SL 3, 4, 5 only)	Allocator Percentage*
Residential	52.4453
General Service	9.7129
Power and Light	27.5218
Large Power and Light	4.4769
Other	5.8431
*Adjusted to exclude jurisdictions not at issue

D = Projected Oklahoma Jurisdictional base kWh for each Class identified above

SMART GRID RIDER FACTORS ($ per kWh): The following factors will be applied to customer billing during each of the applicable years of this rider.
Class (SL 3, 4, 5 only)	2010	2011	2012	2013
Residential	0.001772	0.001829	0.002294	0.002435
General Service	0.001668	0.001726	0.002173	0.002319
Power and Light	0.001113	0.001171	0.001532	0.001684
Large Power and Light	0.000739	0.000797	0.001099	0.001255
Other	0.001590	0.002223	0.002626	0.002250

ANNUAL REPORTING: A report will be submitted to the OCC PUD each year by March 1st. The report will summarize (by month) the prior period actual rider revenues collected and the revenue requirement associated with the Smart Grid Program.

TRUE-UP PROVISION: The Company shall provide to the OCC PUD  a final report before April 30, 2014. The report shall summarize the actual collected revenues and the actual revenue requirement for the SGR term. Any over/under recovery will be refunded or collected through the Rider for Fuel Cost Adjustment.

TERM: The SGR will become effective the first billing cycle in July 2010 and will continue through the last billing cycle in December 2013.

Rates Authorized by the Oklahoma Corporation Commission:			Public Utilities Division Stamp
(Effective)	(Order No.)	(Cause/Docket No.)
XXXXX x, 2010	xxxxx	PUD 201000xxx